UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2020

ATLAS TECHNICAL CONSULTANTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38745	83-0808563
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13215 Bee Cave Parkway, Building B, Suite 230

Austin, Texas 78738

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (512) 851-1501

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	ATCX	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A common stock	ATCXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Information.

On February 14, 2020, Atlas Technical Consultants, Inc. (formerly known as Boxwood Merger Corp.) (“Atlas” or the “Company”), completed the previously announced transactions contemplated by the Unit Purchase Agreement, dated as of August 12, 2019, as amended on January 22, 2020 (the “Purchase Agreement”). The acquisition of Atlas Intermediate Holdings LLC pursuant to the Purchase Agreement together with the other transactions contemplated by the Purchase Agreement is referred to herein as the “business combination.”

In connection with the consummation of the business combination, on February 14, 2020 the Company filed a Current Report on Form 8-K to provide, among other things, the unaudited pro forma condensed combined financial information of the Company. This Form 8-K is being filed by the Company solely to provide additional disclosures required by Rule 3-05 and Article 11 of Regulation S-X.

This Current Report on Form 8-K provides the following additional financial information:

•	Unaudited Pro Forma Condensed Combined Statement of Operations of the Company for the years ended December 31, 2019 and 2018 and the unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2019, to give pro forma effect to the Business Combination, equity financing and debt financing as if they had been completed on January 1, 2018 and December 31, 2019, respectively, which is filed as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits:

Exhibit No.	Description

99.1	The Unaudited Pro Forma Condensed Combined Financial Statements of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATLAS TECHNICAL CONSULTANTS, INC.

	By:	/s/ L. Joe Boyer
Dated: April 17, 2020		Name:	L. Joe Boyer
		Title:	Chief Executive Officer

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